MERRILL LYNCH
REAL ESTATE
FUND, INC.



FUND LOGO




Annual Report

November 30, 1999





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.







Merrill Lynch
Real Estate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH REAL ESTATE FUND, INC.


DEAR SHAREHOLDER


Fiscal Year in Review
Real estate-related securities had a difficult time in both the quarter and the year ended November 30, 1999. For the year ended November 30, 1999, Merrill Lynch Real Estate Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -13.31%, -14.28%, -14.19% and -13.53%, respectively. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.) These annual returns trailed those of the unmanaged Standard & Poor's 500 (S&P 500) Index at +20.89%, the ten-year Treasury note at -6.04% and the unmanaged Morgan Stanley Real Estate Investment Trust (REIT) Index at -9.08%.

We believe the underlying fundamentals should support higher stock prices, and our value-oriented stock selection should add value over time. It is our view that real estate is significantly underpriced in the public markets. We expect that during the next 12 months an arbitrage mechanism will emerge, narrowing the wide valuation gap that exists between these securities as well as other public securities and private real estate. We believe that real estate securities are presently undervalued in a range between 20% to 40%. A narrowing of this valuation gap coupled with a dividend yield of approximately 8.3% is likely to provide investors with strong returns. Since valuations are depressed, we believe an investment in the real estate sector carries below-average risk relative to other equity securities.

A couple of things stand out as we look back on the fiscal year. First, we have generally sought financial leverage, believing that in an environment where the real estate is worth more than the stocks, financing alternatives would emerge. Meditrust Companies, Prime Retail, Inc. and Crescent Real Estate Equities Company have all underperformed, based in part upon the perception of reduced financial flexibility. All three have sold or are in the process of selling assets. We hope to see them announce meaningful share repurchase programs with some of the proceeds. We still believe in this theme.

Our holdings in Prison Realty Corporation underperformed for the fiscal year. A retroactive change in lease terms with a private, affiliated company has raised continuing questions about management credibility and the company's ability to finance a large and accretive pipeline of new development. The company is also bringing in a large strategic investor (terms unknown) and may choose to de-REIT. All of these issues have given investors reasons to sell their stock. At its current price, we believe there is very little downside. Despite the difficult fiscal year, we continue to have confidence in our approach and expect it will enable us to add value in upcoming quarters.

Overall, we agree with real estate veterans who claim the fundamentals are the best they have seen in 40 years. The largest real estate sectors (office, apartments and retail) all have high and stable occupancy and growing rents. Only the hotel sector suffers from oversupply, and the healthcare sector has been weighed down by operator bankruptcies caused by the Medicare prospective payment system (PPS). In general, the capital markets have proven to be a very effective governor on new supply, in line with our often-stated belief.

While real estate markets have remained solid, the stocks have not. Including the reinvestment of dividends, the stocks are off nearly 24% from their October 1997 highs, according to data in Merrill Lynch Comparative Valuation REIT Weekly (November 29, 1999). While disappointing in absolute terms, the relative performance is even worse, more than 71% behind the S&P 500 Index, which was up 47% over that time. This is historically unprecedented underperformance for the sector.

There is one last hurdle to get over this year: tax loss selling. Investors have realized large gains in individual securities during the last several years. To offset taxes on a portion of the gains they may have taken, investors sell other stocks (or mutual fund shares) they hold that are at a loss. Because REITs have performed poorly for two consecutive years, losses here are easy to find. The forced selling by mutual funds has been palpable. We have been forced to do our part in this, selling what we would consider to be core holdings of the Fund. This weight on the market is expected to lift now that the new year has begun.


Merrill Lynch Real Estate Fund, Inc.
November 30, 1999


Portfolio Matters
For the quarter ended November 30, 1999, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -8.74%, -9.01%, -8.90% and -8.80%, respectively. These results trailed behind the S&P 500 Index (+5.52%), the ten-year US Treasury notes (+0.06%) and the unmanaged Morgan Stanley REIT Index (-7.76%).

We would like our shareholders to know what we are doing in the current environment. The short answer is we are doing the same thing we have always done. We read and digest all the internal and external research we can. Incorporating company contacts, we construct valuation models of each company. We try to buy those specific stocks that we believe represent the best value on either a stock (cash flow) or real estate (net asset value) basis. We are indifferent about who we sell our stocks to (a stock or real estate buyer), our concern is the price.

We continue to see the best value in the office and triple net lease sectors. Some of our largest holdings representing the office sector include Mission West Properties Inc., TrizecHahn Corporation and Prentiss Properties Trust. In the triple net lease sector we prefer Capital Automotive and Entertainment Properties Trust. The office companies are generally faster growing and lower yielding, whereas the net lease companies are higher yielding and slower growing. We think this gives the portfolio a nice balance. At November 30, 1999, our portfolio of stocks traded at about 8 times consensus funds from operation estimates with expected growth of 10%, and paid a dividend of 10.5% to the Fund.


In Conclusion
We want to reiterate our strong belief that there is excellent value in the REIT sector. We expect the tax loss selling underway now will end and when it does, we think share prices may improve. The new year should bring with it much better overall returns for REIT investors. The good news for REIT investors is we get to start with an above-average dividend, which will go up as REIT earnings go up. The bad news, for now, is that no one cares. Now is the time to lock in these high and growing income streams.

We thank you for your continued interest and support of Merrill
Lynch Real Estate Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Jay Willoughby)
Jay Willoughby
Senior Vice President and Portfolio Manager



January 18, 2000

To reduce shareholder expenses, Merrill Lynch Real Estate Fund, Inc. will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.



Merrill Lynch Real Estate Fund, Inc.
November 30, 1999


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no on-going distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results*
                                                      3 Month          12 Month    Since Inception
As of November 30, 1999                             Total Return     Total Return    Total Return
ML Real Estate Fund, Inc. Class A Shares                -8.74%          -13.31%         -22.47%
ML Real Estate Fund, Inc. Class B Shares                -9.01           -14.28          -24.02
ML Real Estate Fund, Inc. Class C Shares                -8.90           -14.19          -23.98
ML Real Estate Fund, Inc. Class D Shares                -8.80           -13.53          -22.82

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 12/26/97.



Merrill Lynch Real Estate Fund, Inc.
November 30, 1999


PERFORMANCE DATA (concluded)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares, Class B Shares, Class C
Shares and Class D Shares compared to growth of an investment in the Morgan Stanley REIT Index. Beginning and ending values are:

                                      12/26/97       11/99
ML Real Estate, Inc.++--
Class A Shares*                       $ 9,475        $7,346

ML Real Estate, Inc.++--
Class B Shares*                       $10,000        $7,385

ML Real Estate, Inc.++--
Class C Shares*                       $10,000        $7,602

ML Real Estate, Inc.++--
Class D Shares*                       $ 9,475        $7,313

Morgan Stanley REIT Index++++         $10,000        $7,692

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Real Estate Fund, Inc. invests primarily in equity securities of issuers that are principally engaged in the real estate industry. ++++This unmanaged Index is a total return index comprised of the most actively traded real estate investment trusts. The starting date for the Index in the graph is from 12/31/97.

    Past performance is not predictive of future performance.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/99                        - 7.04%        -11.92%
Inception (12/26/97)
through 9/30/99                           -10.62         -13.31

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/99                        - 7.88%        -11.41%
Inception (12/26/97)
through 9/30/99                           -11.48         -12.91

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/99                        - 7.98%        - 8.86%
Inception (12/26/97)
through 9/30/99                           -11.52         -11.52

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/99                        - 7.18%        -12.06%
Inception (12/26/97)
through 9/30/99                           -10.81         -13.50

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Real Estate Fund, Inc.
November 30, 1999


SCHEDULE OF INVESTMENTS                                                                         (in US dollars)
                             Shares                                                                      Percent of
Industries                    Held               Real Estate Investment Trusts                Value      Net Assets
Apartments                  20,000     Camden Property Trust                                $    535,000       1.3%
                            10,000     Summit Properties Inc.                                    182,500       0.5
                                                                                            ------------     ------
                                                                                                 717,500       1.8

Diversified/Mixed          290,000     Capital Automotive                                      3,933,125      10.0
Use                         18,000     Duke-Weeks Realty Corporation                             333,000       0.9
                           224,800     Entertainment Properties Trust                          2,950,500       7.5
                            35,000     Glenborough Realty Trust Incorporated                     459,375       1.2
                             5,000     Golf Trust of America, Inc.                                85,000       0.2
                            58,000     Pacific Gulf Properties, Inc.                           1,167,250       3.0
                           195,000     Prison Realty Corporation                               1,584,375       4.0
                                                                                            ------------     ------
                                                                                              10,512,625      26.8

Factory Outlets            340,000     Prime Retail, Inc.                                      2,167,500       5.5

Health Care                265,000     Meditrust Companies                                     1,739,063       4.4

Hotels & Motels             40,000     Host Marriott Corporation                                 372,500       0.9

Office Property             10,000     CarrAmerica Realty Corporation                            207,500       0.5
                            80,000     Crescent Real Estate Equities Company                   1,355,000       3.5
                            70,000     Equity Office Properties Trust                          1,535,625       3.9
                             5,000     Highwoods Properties, Inc.                                110,000       0.3
                             5,000     Liberty Property Trust                                    114,062       0.3
                            35,000     Mack-Cali Realty Corporation                              864,063       2.2
                           350,000     Mission West Properties Inc.                            2,778,125       7.1
                            98,000     Prentiss Properties Trust                               1,984,500       5.0
                            33,456     Reckson Associates Realty Corporation                     698,394       1.8
                                                                                            ------------     ------
                                                                                               9,647,269      24.6

Regional Malls             115,000     Glimcher Realty Trust                                   1,638,750       4.2
                            75,000     JP Realty, Inc.                                         1,279,687       3.3
                            80,000     Simon Property Group, Inc.                              1,865,000       4.7
                                                                                            ------------     ------
                                                                                               4,783,437      12.2

Shopping Centers            23,000     Developers Diversified Realty Corporation                 320,562       0.8
                            10,000     New Plan Excel Realty Trust                               162,500       0.4
                            45,000     Regency Realty Corporation                                911,250       2.4
                                                                                            ------------     ------
                                                                                               1,394,312       3.6

Storage                     60,000     Public Storage, Inc.                                    1,368,750       3.5
                            25,000     Storage USA, Inc.                                         675,000       1.7
                                                                                            ------------     ------
                                                                                               2,043,750       5.2

Warehouse/                  40,000     AMB Property Corporation                                  800,000       2.0
Industrial                  10,000     CenterPoint Properties Corporation                        347,500       0.9
                            10,000     ProLogis Trust                                            181,875       0.5
                                                                                            ------------     ------
                                                                                               1,329,375       3.4

                                       Total Real Estate Investment Trusts
                                       (Cost--$44,109,542)                                    34,707,331      88.4


Merrill Lynch Real Estate Fund, Inc.
November 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                              (in US dollars)
                           Shares                                                                          Percent of
Industries                  Held                     Common Stocks                           Value         Net Assets
Diversified/Mixed          135,000     TrizecHahn Corporation                               $  2,219,063       5.6%
Use                      1,100,000     Wihlborgs Fastigheter AB (Class B)                      1,255,590       3.2
                                                                                            ------------     ------
                                                                                               3,474,653       8.8

Health Care                 25,000   ++Assisted Living Concepts, Inc.                             39,062       0.1
                            65,000   ++Sunrise Assisted Living, Inc.                             853,125       2.2
                                                                                            ------------     ------
                                                                                                 892,187       2.3

                                       Total Common Stocks (Cost--$5,666,198)                  4,366,840      11.1

Total Investments (Cost--$49,775,740)                                                         39,074,171      99.5

Other Assets Less Liabilities                                                                    202,054       0.5
                                                                                            ------------     ------
Net Assets                                                                                  $ 39,276,225     100.0%
                                                                                            ============     ======


++Non-income producing security.

  See Notes to Financial Statements.



PORTFOLIO INFORMATION


As of November 30, 1999

                                 Percent of
Ten Largest Equity Holdings      Net Assets

Capital Automotive                  10.0%
Entertainment Properties Trust       7.5
Mission West Properties Inc.         7.1
TrizecHahn Corporation               5.6
Prime Retail, Inc.                   5.5
Prentiss Properties Trust            5.0
Simon Property Group, Inc.           4.7
Meditrust Companies                  4.4
Glimcher Realty Trust                4.2
Prison Realty Corporation            4.0



Merrill Lynch Real Estate Fund, Inc.
November 30, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of November 30, 1999
Assets:             Investments, at value (identified cost--$49,775,740)                                    $ 39,074,171
                    Foreign cash                                                                                   1,177
                    Receivables:
                      Securities sold                                                      $    565,850
                      Dividends                                                                  50,604
                      Capital shares sold                                                        37,761          654,215
                                                                                           ------------
                    Deferred organization expenses                                                                47,574
                    Prepaid registration fees and other assets                                                    55,352
                                                                                                            ------------
                    Total assets                                                                              39,832,489
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                   246,392
                      Custodian bank                                                            204,391
                      Distributor                                                                28,482
                      Investment adviser                                                          3,664          482,929
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        73,335
                                                                                                            ------------
                    Total liabilities                                                                            556,264
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 39,276,225
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
Consist of:         authorized                                                                              $     64,032
                    Class B Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                   343,433
                    Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                    72,310
                    Class D Shares of Common Stock, $.10 par value, 100,000,000 shares
                    authorized                                                                                    67,147
                    Paid-in capital in excess of par                                                          59,391,020
                    Undistributed investment income--net                                                         187,264
                    Accumulated realized capital losses on investments--net                                  (10,146,754)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                        (10,702,227)
                                                                                                            ------------

                    Net assets                                                                              $ 39,276,225
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $4,602,044 and 640,316 shares
                    outstanding                                                                             $       7.19
                                                                                                            ============
                    Class B--Based on net assets of $24,659,981 and 3,434,332 shares
                    outstanding                                                                             $       7.18
                                                                                                            ============
                    Class C--Based on net assets of $5,189,236 and 723,099 shares
                    outstanding                                                                             $       7.18
                                                                                                            ============
                    Class D--Based on net assets of $4,824,964 and 671,471 shares
                    outstanding                                                                             $       7.19
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Real Estate Fund, Inc.
November 30, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended November 30, 1999
Investment          Dividends (net of $15,489 foreign withholding tax)                                      $  3,376,064
Income:             Interest and discount earned                                                                  14,672
                                                                                                            ------------
                    Total income                                                                               3,390,736
                                                                                                            ------------

Expenses:           Investment advisory fees                                                $   434,733
                    Account maintenance and distribution fees--Class B                          338,846
                    Registration fees                                                           186,799
                    Professional fees                                                            74,591
                    Account maintenance and distribution fees--Class C                           72,089
                    Accounting services                                                          55,850
                    Printing and shareholder reports                                             51,225
                    Transfer agent fees--Class B                                                 45,303
                    Directors' fees and expenses                                                 25,670
                    Custodian fees                                                               22,555
                    Amortization of organization expenses                                        15,429
                    Account maintenance fees--Class D                                            14,862
                    Transfer agent fees--Class C                                                  9,992
                    Transfer agent fees--Class D                                                  6,688
                    Transfer agent fees--Class A                                                  4,808
                    Other                                                                        15,264
                                                                                           ------------
                    Total expenses                                                                             1,374,704
                                                                                                            ------------
                    Investment income--net                                                                     2,016,032
                                                                                                            ------------

Realized &          Realized loss from:
Unrealized            Investments--net                                                       (6,149,128)
Loss on               Foreign currency transactions--net                                           (663)      (6,149,791)
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                       (3,546,573)
                      Foreign currency transactions--net                                         (1,342)      (3,547,915)
                                                                                           ------------     ------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                     (9,697,706)
                                                                                                            ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $ (7,681,674)
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Real Estate Fund, Inc.
November 30, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Year   For the Period
                                                                                              Ended        Dec. 26, 1997++
                                                                                             Nov. 30,       to Nov. 30,
Increase (Decrease) in Net Assets:                                                             1999             1998
Operations:         Investment income--net                                                 $  2,016,032     $  1,731,891
                    Realized loss on investments and foreign currency
                    transactions--net                                                        (6,149,791)      (4,010,701)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                       (3,547,915)      (7,154,312)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from operations                     (7,681,674)      (9,433,122)
                                                                                           ------------     ------------
Dividends to        Investment income--net:
Shareholders:         Class A                                                                  (157,728)         (56,990)
                      Class B                                                                (1,344,422)      (1,018,928)
                      Class C                                                                  (290,556)        (216,101)
                      Class D                                                                  (264,265)        (197,931)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                          (2,056,971)      (1,489,950)
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived from
Transactions:       capital share transactions                                              (13,727,936)      73,565,878
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (23,466,581)      62,642,806
                    Beginning of period                                                      62,742,806          100,000
                                                                                           ------------     ------------
                    End of period*                                                         $ 39,276,225     $ 62,742,806
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    187,264     $    228,866
                                                                                           ============     ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.




Merrill Lynch Real Estate Fund, Inc.
November 30, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                             Class A++++                 Class B++++
                                                                        For          For the         For        For the
                                                                        the           Period         the         Period
The following per share data and ratios have been derived               Year         Dec. 26,        Year       Dec. 26,
from information provided in the financial statements                  Ended        1997++ to       Ended      1997++ to
                                                                      Nov. 30,       Nov. 30,      Nov. 30,     Nov. 30,
Increase (Decrease) in Net Asset Value:                                 1999           1998          1999         1998
Per Share           Net asset value, beginning of period              $   8.70      $  10.00      $   8.69      $  10.00
Operating                                                             --------      --------      --------      --------
Performance:        Investment income--net                                 .43           .33           .30           .24
                    Realized and unrealized loss on investments
                    and foreign currency transactions--net               (1.55)        (1.37)        (1.51)        (1.36)
                                                                      --------      --------      --------      --------
                    Total from investment operations                     (1.12)        (1.04)        (1.21)        (1.12)
                                                                      --------      --------      --------      --------
                    Less dividends from investment income--net            (.39)         (.26)         (.30)         (.19)
                                                                      --------      --------      --------      --------
                    Net asset value, end of period                    $   7.19      $   8.70      $   7.18      $   8.69
                                                                      ========      ========      ========      ========

Total Investment    Based on net asset value per share                 (13.31%)      (10.57%)+++   (14.28%)      (11.36%)+++
Return:**                                                             ========      ========      ========      ========

Ratios to Average   Expenses                                             1.89%         1.39%*        2.85%         2.41%*
Net Assets:                                                           ========      ========      ========      ========
                    Investment income--net                               5.33%         3.67%*        3.67%         2.58%*
                                                                      ========      ========      ========      ========

Supplemental        Net assets, end of period (in thousands)          $  4,602      $  2,255      $ 24,660      $ 44,482
Data:                                                                 ========      ========      ========      ========
                    Portfolio turnover                                  53.53%       108.25%        53.53%       108.25%
                                                                      ========      ========      ========      ========


                                                                            Class C++++                Class D++++
                                                                         For         For the         For        For the
                                                                         the          Period         the         Period
The following per share data and ratios have been derived                Year        Dec. 26,        Year       Dec. 26,
from information provided in the financial statements                   Ended       1997++ to       Ended      1997++ to
                                                                      Nov. 30,      Nov. 30,      Nov. 30,     Nov. 30,
Increase (Decrease) in Net Asset Value:                                  1999          1998          1999         1998
Per Share           Net asset value, beginning of period              $   8.68      $  10.00      $   8.70      $  10.00
Operating                                                             --------      --------      --------      --------
Performance:        Investment income--net                                 .30           .24           .39           .30
                    Realized and unrealized loss on investments
                    and foreign currency transactions--net               (1.50)        (1.37)        (1.53)        (1.36)
                                                                      --------      --------      --------      --------
                    Total from investment operations                     (1.20)        (1.13)        (1.14)        (1.06)
                                                                      --------      --------      --------      --------
                    Less dividends from investment income--net            (.30)         (.19)         (.37)         (.24)
                                                                      --------      --------      --------      --------
                    Net asset value, end of period                    $   7.18      $   8.68      $   7.19      $   8.70
                                                                      ========      ========      ========      ========

Total Investment    Based on net asset value per share                 (14.19%)      (11.41%)+++   (13.53%)      (10.74%)+++
Return:**                                                             ========      ========      ========      ========

Ratios to Average   Expenses                                             2.86%         2.42%*        2.10%         1.64%*
Net Assets:                                                           ========      ========      ========      ========
                    Investment income--net                               3.77%         2.63%*        4.74%         3.34%*
                                                                      ========      ========      ========      ========

Supplemental        Net assets, end of period (in thousands)          $  5,189      $  9,737      $  4,825      $  6,269
Data:                                                                 ========      ========      ========      ========
                    Portfolio turnover                                  53.53%       108.25%        53.53%       108.25%
                                                                      ========      ========      ========      ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




Merrill Lynch Real Estate Fund, Inc.
November 30, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Real Estate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


Merrill Lynch Real Estate Fund, Inc.
November 30, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from Management estimates of available cash.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $663 have been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLAM receives monthly compensation at the annual rate of .85% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                          Account      Distribution
                      Maintenance Fee      Fee

Class B                      .25%         .75%
Class C                      .25%         .75%
Class D                      .25%          --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Real Estate Fund, Inc.
November 30, 1999


For the year ended November 30, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                            MLFD          MLPF&S

Class A                    $   --        $     8
Class D                    $3,277        $58,091

For the year ended November 30, 1999, MLPF&S received contingent deferred sales charges of $209,054 and $9,192 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $1,347 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $5,450 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PFD, FDS, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1999 were $27,277,560 and $40,722,681, respectively.

Net realized losses for the year ended November 30, 1999 and net unrealized losses as of November 30, 1999 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments             $(6,149,128)  $(10,701,569)
Foreign currency transactions            (663)          (658)
                                  -----------   ------------
Total                             $(6,149,791)  $(10,702,227)
                                  ===========   ============

As of November 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $11,440,702, of which $110,673 related to appreciated securities and $11,551,375 related to depreciated securities. At November 30, 1999, the aggregate cost of investments for Federal income tax purposes was $50,514,873.


4. Capital Share Transactions:
The net increase (decrease) in net assets derived from capital share transactions was $(13,727,936) and $73,565,878 for the year ended
November 30, 1999 and for the period December 26, 1997 to November 30, 1998, respectively.

Transactions in shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                           678,806   $  5,592,075
Shares issued to shareholders in
reinvestment of dividends              16,702        133,711
                                   ----------   ------------
Total issued                          695,508      5,725,786
Shares redeemed                      (314,364)    (2,513,033)
                                   ----------   ------------
Net increase                          381,144   $  3,212,753
                                   ==========   ============


Class A Shares for the Period                       Dollar
Dec. 26, 1997++ to Nov. 30, 1998      Shares        Amount

Shares sold                          377,111    $  3,593,591
Shares issued to shareholders in
reinvestment of dividends               4,933         45,780
                                   ----------   ------------
Total issued                          382,044      3,639,371
Shares redeemed                      (125,372)    (1,090,914)
                                   ----------   ------------
Net increase                          256,672   $  2,548,457
                                   ==========   ============

[FN]
++Prior to December 26, 1997 (commencement of operations), the
  Fund issued 2,500 shares to MLAM for $25,000.


Class B Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                           444,297   $  3,631,085
Shares issued to shareholders in
reinvestment of dividends             121,972        989,020
                                   ----------   ------------
Total issued                          566,269      4,620,105
Shares redeemed                    (2,229,275)   (17,930,533)
Automatic conversion of shares        (23,139)      (185,640)
                                   ----------   ------------
Net decrease                       (1,686,145)  $(13,496,068)
                                   ==========   ============



Class B Shares for the Period                       Dollar
Dec. 26, 1997++ to Nov. 30, 1998      Shares        Amount

Shares sold                         6,447,479   $ 64,264,672
Shares issued to shareholders in
reinvestment of dividends              79,692        749,347
                                   ----------   ------------
Total issued                        6,527,171     65,014,019
Shares redeemed                    (1,389,954)   (12,500,414)
Automatic conversion of shares        (19,240)      (183,702)
                                   ----------   ------------
Net increase                        5,117,977   $ 52,329,903
                                   ==========   ============

[FN]
++Prior to December 26, 1997 (commencement of operations), the
  Fund issued 2,500 shares to MLAM for $25,000.


Merrill Lynch Real Estate Fund, Inc.
November 30, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)



Class C Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount
Shares sold                           291,428   $  2,388,607
Shares issued to shareholders in
reinvestment of dividends              29,144        236,418
                                   ----------   ------------
Total issued                          320,572      2,625,025
Shares redeemed                      (719,001)    (5,815,671)
                                   ----------   ------------
Net decrease                         (398,429)  $ (3,190,646)
                                   ==========   ============


Class C Shares for the Period                       Dollar
Dec. 26, 1997++ to Nov. 30, 1998      Shares        Amount

Shares sold                         1,420,370   $ 14,079,175
Shares issued to shareholders in
reinvestment of dividends              19,205        179,846
                                   ----------   ------------
Total issued                        1,439,575     14,259,021
Shares redeemed                      (320,547)    (2,985,037)
                                   ----------   ------------
Net increase                        1,119,028   $ 11,273,984
                                   ==========   ============

[FN]
++Prior to December 26, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


Class D Shares for the Year                         Dollar
Ended November 30, 1999               Shares        Amount

Shares sold                           339,464   $  2,842,618
Automatic conversion of shares         23,112        185,640
Shares issued to shareholders in
reinvestment of dividends              19,046        153,709
                                   ----------   ------------
Total issued                          381,622      3,181,967
Shares redeemed                      (430,748)    (3,435,942)
                                   ----------   ------------
Net decrease                          (49,126)  $   (253,975)
                                   ==========   ============


Class D Shares for the Period                       Dollar
Dec. 26, 1997++ to Nov. 30, 1998      Shares        Amount

Shares sold                           966,865   $  9,656,369
Automatic conversion of shares         19,213        183,702
Shares issued to shareholders in
reinvestment of dividends              12,854        121,219
                                   ----------   ------------
Total issued                          998,932      9,961,290
Shares redeemed                      (280,835)    (2,547,756)
                                   ----------   ------------
Net increase                          718,097   $  7,413,534
                                   ==========   ============

[FN]
++Prior to December 26, 1997 (commencement of operations), the Fund issued 2,500 shares to MLAM for $25,000.


5. Capital Loss Carryforward:
At November 30, 1999, the Fund had a net capital loss carryforward of approximately $8,122,000, of which $3,289,000 expires in 2006 and $4,833,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On December 17, 1999, the Fund's Board of Directors declared an ordinary income dividend in the amount of $.099422 per Class A Share, $.079545 per Class B Share, $.079118 per Class C Share and $.094790 per Class D Share, payable on December 23, 1999 to shareholders of record as of December 17, 1999.


Merrill Lynch Real Estate Fund, Inc.
November 30, 1999


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Real Estate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Real Estate Fund, Inc. as of November 30, 1999, the related statements of operations for the year then ended and changes in net assets for the year then ended and for the period December 26, 1997 (commencement of operations) to November 30, 1998, and the financial highlights for the year then ended and the period December 26, 1997 to November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Real Estate Fund, Inc. as of November 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 20, 2000
</AUDIT-REPORT>




OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Steven B. Swensrud, Director
Arthur Zeikel, Director
Robert C. Doll, Senior Vice President
Jay L. Willoughby, Senior Vice President and
  Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863